AMENDMENT NO. 2
TO
EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (this “Amendment”), between Bacterin International, Inc., a Delaware corporation (the “Company”), and John Gandolfo, an individual (“Employee”), is entered into effective as of February 17, 2017 (the “Effective Date”), and amends that certain Employment Agreement, effective as of June 5, 2014, and as amended thereafter (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

1.               Base Pay. Section 2(A) of the Agreement is hereby amended in its entirety as follows:

Company agrees to pay Employee gross annual compensation of $375,000 (the “Base Pay”), less usual and customary withholdings, which shall be payable in arrears in accordance with the Company’s customary payroll practices. In addition, Company agrees to pay Employee $1,931.51, representing the difference between the Base Pay and Employee’s prior base pay for the period beginning January 1, 2017 through the Effective Date. The Base Pay will be subject to normal periodic review at least annually. Such review will consider Employee’s contributions to the Company and the Company’s overall performance. Although subject to adjustment, the Base Pay will not be reduced unless agreed to by the Employee.

2.               Miscellaneous.

(a)             Continuing Validity. Except as expressly modified by this Amendment, the Agreement remains in full force and effect.

(b)             Counterparts. This Amendment may be executed in two or more counterparts and by electronic signature, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

EMPLOYEE:

/s/ John Gandolfo
John Gandolfo

COMPANY:

Bacterin International, Inc.

By: /s/ Carl O’Connell
Name: Carl O’Connell
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Employment Agreement.]